EXHIBIT 99.1

THE CHARLES SCHWAB CORPORATION

News Release

Contacts:

MEDIA:	INVESTORS/ANALYSTS:

Greg Gable	Rich Fowler
Charles Schwab	Charles Schwab
Phone: 415-636-5847	Phone: 415-636-9869

SCHWAB REPORTS QUARTERLY RESULTS

SAN FRANCISCO, April 15, 2008 – The Charles Schwab Corporation announced today that its income from continuing operations (which excludes U.S. Trust) was $305 million for the first quarter of 2008, up 29% from the first quarter of 2007.

	Three Months Ended —March 31,—		% Change
Financial Highlights	2008	2007
Net revenues (in millions)(1)	$1,307	$1,153	13%
Net income (in millions)	$305	$273	12%
Diluted earnings per share	$.26	$.22	18%
Pre-tax profit margin(1)	38.9%	33.9%
Return on stockholders’ equity	33%	22%

Results from continuing operations:
Income (in millions)	$305	$236	29%
Diluted earnings per share	$.26	$.19	37%

(1)	Prior period amounts are presented on a continuing operations basis to exclude U.S. Trust, which was sold on July 1, 2007.

Chairman and CEO Charles Schwab commented, “In the face of a tough economic environment, our clients have remained actively engaged with us in managing their investments. Net new assets totaled $41.3 billion for the first quarter, 5% higher than the prior period and one of our strongest quarters ever. These flows helped total client assets end the first quarter at $1.4 trillion, up 7% from March 2007. Clients opened 246,000 new brokerage accounts during the quarter, up 27% from a year ago and the highest total in almost seven years. In addition, at month-end March we were serving 318,000 banking accounts and 1.3 million retirement plan participants, both new records and up 111% and 16%, respectively, from a year ago.”

CFO Joe Martinetto noted, “Short term interest rates and equity market valuations declined during the first quarter, which put pressure on both net interest revenue and asset management and administration fees. Our continued success in attracting and retaining client assets, however, along with sustained expense discipline, helped offset some of these headwinds and we achieved 13% year-over-year revenue growth, a 39% pre-tax profit margin, and a 37% increase in earnings per share from continuing operations. Our focus on rigorous capital management also continues—we repurchased a total of $350 million in common stock during the first quarter, and achieved a 33% ROE for the period.”

Business highlights for the first quarter (data as of quarter-end unless otherwise noted):

Schwab Investor Services Business (SIS)

•	Client assets enrolled in Schwab advice offers = $52.8 billion, up 3% year-over-year.

•	Introduced $8.95 online equity trade pricing for clients with at least $1 million in household assets or 120 trades annually.

•

Announced an offer to rebate the program fee on Schwab Managed PortfoliosTM to investors who bring $25,000 or more in new assets into a new or existing retirement account, providing an opportunity to experience Schwab’s mutual fund-based professional money management with no program fees for the first year.

Schwab Institutional® Business (SI)

•

Acquired Etelligent Consulting, Inc., a multi-custodian provider of back office capabilities, allowing advisors to outsource major administrative responsibilities such as performance reporting via PortfolioCenter®, Schwab’s portfolio data management system.

•

Enhanced Schwab’s managed account platform for advisors by expanding to 18 turnkey asset management provider (“TAMP”) participants; building its Managed Account Select®, and Managed Account Access® programs to include more than 230 investment strategies from over 75 money managers; and introducing a Diversified Portfolios offering, which supports multiple strategies in a single account.

Schwab Corporate and Retirement Services Business (SCRS)

•	Auto enrollment has been adopted by 29% of the bundled retirement plans administered by Schwab, up from 16% a year ago.

•	Seven Schwab-administered retirement plans were recognized by Pensions and Investments Magazine for excellence in retirement plan investment education.

•

Retirement plans converted to Schwab administration during the quarter = 38, with approximately 38,400 participants, compared with 37 plans and approximately 29,400 participants in the first quarter of 2007.

Products and Infrastructure

•	For Charles Schwab Bank:

•	Balance sheet assets = $16.9 billion, up 47% year-over-year.

•	Outstanding mortgage and home equity loans = $3.9 billion, up 61% year-over-year.

•	First mortgage originations during the quarter = $1.1 billion.

•	Schwab Bank High Yield Investor CheckingTM balances passed the $2 billion mark and ended the quarter at $2.4 billion.

•	Launched the Schwab Fundamental International Small-Mid Company Index and Emerging Markets Index funds, part of the company’s suite of Fundamental Index mutual funds.

•

Expanded mutual fund solutions for retirees with the introduction of the Schwab Monthly Income Funds, which are designed to provide monthly income and the opportunity for growth to meet future income needs.

About Charles Schwab

The Charles Schwab Corporation (Nasdaq: SCHW) is a leading provider of financial services, with more than 300 offices and 7.2 million client brokerage accounts, 1.3 million corporate retirement plan participants, 318,000 banking accounts, and $1.4 trillion in client assets. Through its operating subsidiaries, the company provides a full range of securities brokerage, banking, money management and financial advisory services to individual investors and independent investment advisors. Its broker-dealer subsidiary, Charles Schwab & Co., Inc. (member SIPC, http://www.sipc.org), and affiliates offer a complete range of investment services and products including an extensive selection of mutual funds; financial planning and investment advice; retirement plan and equity compensation plan services; referrals to independent fee-based investment advisors; and custodial, operational and trading support for independent, fee-based investment advisors through its Schwab Institutional division. The Charles Schwab Bank (member FDIC) provides banking and mortgage services and products. More information is available at www.schwab.com.

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THE CHARLES SCHWAB CORPORATION

Consolidated Statements of Income

(In millions, except per share amounts)

(Unaudited)

	Three Months Ended March 31,
	2008	2007

Net Revenues
Asset management and administration fees	$613	$534

Interest revenue	510	551
Interest expense	(91)	(167)

Net interest revenue	419	384

Trading revenue	246	202
Other	29	33

Total net revenues	1,307	1,153

Expenses Excluding Interest
Compensation and benefits	437	430
Professional services	84	74
Occupancy and equipment	74	68
Advertising and market development	76	66
Communications	52	49
Depreciation and amortization	38	39
Other	38	36

Total expenses excluding interest	799	762

Income from continuing operations before taxes on income	508	391
Taxes on income	(203)	(155)

Income from continuing operations	305	236
Income from discontinued operations, net of tax	—	37

Net Income	$305	$273

Weighted-Average Common Shares Outstanding — Diluted	1,159	1,266

Earnings Per Share — Basic
Income from continuing operations	$.27	$.19
Income from discontinued operations, net of tax	—	$.03
Net income	$.27	$.22
Earnings Per Share — Diluted
Income from continuing operations	$.26	$.19
Income from discontinued operations, net of tax	—	$.03
Net income	$.26	$.22

Dividends Declared Per Common Share	$.050	$.050

See Notes to Consolidated Statements of Income and Financial and Operating Highlights.

THE CHARLES SCHWAB CORPORATION

Financial and Operating Highlights

(Unaudited)

	Q1-08 % change		2008	2007
(In millions, except per share amounts and as noted)	vs. Q1-07	vs. Q4-07	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Net Revenues (1)
Asset management and administration fees	15%	(2%)	$613	$628	$610	$586	$534
Net interest revenue	9%	(5%)	419	441	433	389	384
Trading revenue	22%	2%	246	242	218	198	202
Other	(12%)	(15%)	29	34	30	32	33

Total net revenues	13%	(3%)	1,307	1,345	1,291	1,205	1,153

Expenses Excluding Interest (1)
Compensation and benefits	2%	(4%)	437	455	447	449	430
Professional services	14%	(5%)	84	88	81	81	74
Occupancy and equipment	9%	—	74	74	70	70	68
Advertising and market development	15%	12%	76	68	44	52	66
Communications	6%	4%	52	50	50	51	49
Depreciation and amortization	(3%)	(3%)	38	39	39	39	39
Other	6%	(16%)	38	45	48	39	36

Total expenses excluding interest	5%	(2%)	799	819	779	781	762

Income from continuing operations before taxes on income	30%	(3%)	508	526	512	424	391
Taxes on income (1)	31%	(8%)	(203)	(221)	(189)	(168)	(155)

Income from continuing operations	29%	—	305	305	323	256	236
Income from discontinued operations, net of tax	N/M	N/M	—	3	1,211	36	37

Net Income	12%	(1%)	$305	$308	$1,534	$292	$273

Diluted earnings per share from continuing operations	37%	—	$.26	$.26	$.27	$.20	$.19
Basic earnings per share	23%	—	$.27	$.27	$1.29	$.24	$.22
Diluted earnings per share	18%	—	$.26	$.26	$1.28	$.23	$.22
Dividends declared per common share	—	—	$.050	$.050	$1.050	$.050	$.050
Weighted-average common shares outstanding - diluted	(8%)	(1%)	1,159	1,167	1,201	1,257	1,266

Performance Measures
Pre-tax profit margin from continuing operations (1)			38.9%	39.1%	39.7%	35.2%	33.9%
Annualized return on stockholders’ equity			33%	35%	145%	23%	22%

Financial Condition (at quarter end, in billions)
Cash and investments segregated (1)	6%	26%	$11.1	$8.8	$9.4	$9.1	$10.5
Receivables from brokerage clients	6%	(7%)	$11.5	$12.3	$11.2	$11.3	$10.8
Loans to banking clients (1)	67%	18%	$4.0	$3.4	$3.1	$2.7	$2.4
Total assets	(6%)	5%	$44.6	$42.3	$39.3	$49.0	$47.3
Deposits from banking clients (1)	37%	13%	$15.6	$13.8	$12.5	$11.7	$11.4
Payables to brokerage clients	7%	—	$20.4	$20.3	$18.9	$18.8	$19.1
Long-term debt (1)	125%	—	$.9	$.9	$.6	$.4	$.4
Stockholders’ equity	(27%)	(3%)	$3.6	$3.7	$3.4	$5.1	$4.9

Other
Full-time equivalent employees (at quarter end, in thousands) (1, 2)	3%	1%	13.4	13.3	12.9	12.9	13.0
Annualized net revenues per average full-time equivalent employee (in thousands) (1, 3)	7%	(4%)	$391	$409	$400	$371	$366
Capital expenditures - cash purchases of equipment, office facilities, and property, net (in millions) (1)	23%	(8%)	$48	$52	$34	$43	$39

Clients’ Daily Average Trades (in thousands)
Revenue trades (4)	19%	—	274.6	275.5	253.5	221.4	230.4
Schwab Investor Services (5)	25%	8%	23.3	21.5	20.5	18.6	18.6
Schwab Institutional ® (5)	73%	25%	27.9	22.3	19.0	16.7	16.1
Schwab Corporate and Retirement Services (5)	17%	8%	1.4	1.3	1.3	1.2	1.2

Total	23%	2%	327.2	320.6	294.3	257.9	266.3

Average Revenue Per Revenue Trade (4)	1%	4%	$14.47	$13.87	$13.56	$14.27	$14.33

(1)	Prior period amounts are presented on a continuing operations basis to exclude U.S. Trust Corporation, which was sold on July 1, 2007.

(2)	Includes 365 employees related to the acquisition of The 401(k) Company on March 31, 2007.

(3)	Includes 365 employees related to the acquisition of The 401(k) Company beginning with the second quarter of 2007.

(4)	Includes all client trades that generate either commission revenue or revenue from principal markups (i.e., fixed income); also known as DART.

(5)	Includes eligible trades executed by clients who participate in one or more of the Company’s asset-based pricing relationships.

N/M	Not meaningful.

See Notes to Consolidated Statements of Income and Financial and Operating Highlights.

THE CHARLES SCHWAB CORPORATION

Notes to Consolidated Statements of Income and Financial and Operating Highlights

(Unaudited)

The Company

The consolidated statements of income and financial and operating highlights include The Charles Schwab Corporation (CSC) and its majority-owned subsidiaries (collectively referred to as the Company), including Charles Schwab & Co., Inc. and Charles Schwab Bank. Prior period amounts are presented on a continuing operations basis to exclude U.S. Trust Corporation, which was sold on July 1, 2007. The consolidated statements of income and financial and operating highlights should be read in conjunction with the consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007. All material intercompany balances and transactions have been eliminated.

**********

Growth in Client Assets and Accounts

(Unaudited)

	Q1-08 % change		2008	2007
(In billions, at quarter end, except as noted)	vs. Q1-07	vs. Q4-07	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter

Assets in client accounts
Schwab One®, other cash equivalents and deposits from banking clients	17%	2%	$36.5	$35.9	$33.5	$31.7	$31.3
Proprietary funds (Schwab Funds® and Laudus FundsTM):
Money market funds	42%	11%	203.3	183.1	160.3	147.4	143.4
Equity and bond funds	(20%)	(17%)	49.0	58.7	64.3	67.1	61.1

Total proprietary funds	23%	4%	252.3	241.8	224.6	214.5	204.5

Mutual Fund Marketplace® (1):
Mutual Fund OneSource®	(2%)	(7%)	168.2	180.9	190.8	180.5	171.9
Mutual fund clearing services	15%	(5%)	77.8	81.8	82.0	73.4	67.6
Other third-party mutual funds	13%	(1%)	224.2	225.7	224.5	221.4	198.2

Total Mutual Fund Marketplace	7%	(4%)	470.2	488.4	497.3	475.3	437.7

Total mutual fund assets	13%	(1%)	722.5	730.2	721.9	689.8	642.2

Equity and other securities (1)	—	(9%)	498.4	545.2	547.8	530.4	500.6
Fixed income securities	3%	—	146.4	145.8	148.3	142.6	141.9
Margin loans outstanding	5%	(7%)	(10.8)	(11.6)	(10.8)	(10.9)	(10.3)

Total client assets	7%	(4%)	$1,393.0	$1,445.5	$1,440.7	$1,383.6	$1,305.7

Client assets by business
Schwab Investor Services (2)	2%	(5%)	$595.5	$625.3	$624.5	$607.3	$582.4
Schwab Institutional	9%	(2%)	569.7	583.5	581.0	556.4	524.5
Schwab Corporate and Retirement Services (2)	15%	(4%)	227.8	236.7	235.2	219.9	198.8

Total client assets by business	7%	(4%)	$1,393.0	$1,445.5	$1,440.7	$1,383.6	$1,305.7

Net growth in assets in client accounts (for the quarter ended)
Net new assets
Schwab Investor Services (2)	43%	(4%)	$13.7	$14.3	$9.4	$5.3	$9.6
Schwab Institutional	8%	11%	19.9	17.9	17.1	12.1	18.5
Schwab Corporate and Retirement Services (2, 3, 4)	(71%)	5%	7.7	7.3	10.8	11.6	26.3

Total net new client assets	(24%)	5%	41.3	39.5	37.3	29.0	54.4

Net market (losses) gains (4)	N/M	170%	(93.8)	(34.7)	19.8	48.9	12.1

Net (decline) growth	N/M	N/M	$(52.5)	$4.8	$57.1	$77.9	$66.5

New brokerage accounts (in thousands, for the quarter ended)	27%	8%	246	227	183	206	193
Clients (in thousands)
Active Brokerage Accounts	5%	2%	7,162	7,049	6,940	6,880	6,791
Banking Accounts	111%	21%	318	262	212	177	151
Corporate Retirement Plan Participants (5)	16%	5%	1,271	1,205	1,169	1,138	1,091

(1)	Excludes all proprietary money market, equity, and bond funds.

(2)

In connection with recent organizational changes, the Company is reporting separately client assets for the Schwab Corporate and Retirement Services business, which was historically included in the Schwab Investor Services business. Additionally, the mutual fund clearing services business, which was historically disclosed separately, is included within the Schwab Corporate and Retirement Services business.

(3)

Includes inflows of $17.8 billion in the first quarter of 2007 related to the acquisition of The 401(k) Company. Includes inflows of $3.3 billion in the third quarter of 2007 related to a mutual fund clearing services client. Effective the second quarter of 2007, amount includes balances covered by 401(k) record keeping-only services, which totaled $5.2 billion at May 31, 2007, related to the March 2007 acquisition of The 401(k) Company.

(4)

Effective the third quarter of 2007, amounts include the Company’s mutual fund clearing services business’ daily net settlements, with a corresponding change in net market gains (losses). All prior period amounts have been recast to reflect this change.

(5)

The first quarter of 2007 includes 398,000 related to the acquisition of The 401(k) Company. Effective March 31, 2007, amount also includes 100,000 related to Personal Choice Retirement participants at Schwab.

N/M Not meaningful

The Charles Schwab Corporation Monthly Market Activity Report For March 2008

	2007 Mar										2008 Jan			% change
		Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec		Feb	Mar	Mo.	Yr.
Change in Client Assets (in billions of dollars)
Net New Assets (1, 2, 3)	29.8	3.8	16.9	8.3	13.5	14.7	9.1	11.7	12.1	15.7	11.1	12.5	17.7	42%	(41%)
Net Market Gains (Losses) (3)	9.9	31.7	30.4	(13.2)	(26.4)	4.4	41.8	31.4	(50.4)	(15.7)	(60.6)	(17.8)	(15.4)

Total Client Assets (2) (at month end, in billions of dollars)	1,305.7	1,341.2	1,388.5	1,383.6	1,370.7	1,389.8	1,440.7	1,483.8	1,445.5	1,445.5	1,396.0	1,390.7	1,393.0	—	7%

New Brokerage Accounts (in thousands)	68	84	64	58	62	64	57	75	74	78	94	69	83	20%	22%
Clients (at month end, in thousands)
Active Brokerage Accounts	6,791	6,835	6,859	6,880	6,898	6,922	6,940	6,974	7,013	7,049	7,093	7,119	7,162	1%	5%
Banking Accounts	151	154	165	177	187	200	212	229	247	262	286	302	318	5%	111%
Corporate Retirement Plan Participants (4)	1,091	1,117	1,128	1,138	1,169	1,167	1,169	1,182	1,185	1,205	1,256	1,263	1,271	1%	16%
Market Indices (at month end)
Dow Jones Industrial Average	12,354	13,063	13,628	13,409	13,212	13,358	13,896	13,930	13,372	13,265	12,650	12,266	12,263	—	(1%)
Nasdaq Composite	2,422	2,525	2,605	2,603	2,546	2,596	2,702	2,859	2,661	2,652	2,390	2,271	2,279	—	(6%)
Standard & Poor’s 500	1,421	1,482	1,531	1,503	1,455	1,474	1,527	1,549	1,481	1,468	1,379	1,331	1,323	(1%)	(7%)
Clients’ Daily Average Trades (in thousands)
Revenue Trades (5)	211.4	220.7	225.1	218.1	259.5	266.2	231.5	277.3	297.2	250.7	311.2	242.7	268.1	10%	27%
Schwab Investor Services (6)	17.9	17.8	21.4	16.7	20.3	20.5	21.3	20.1	21.1	23.4	24.8	21.9	23.1	5%	29%
Schwab Institutional® (6)	16.1	16.8	17.3	15.8	18.9	20.2	17.4	20.1	24.9	22.2	32.0	23.5	28.0	19%	74%
Schwab Corporate & Retirement Services (6)	1.2	1.3	1.2	1.1	1.4	1.2	1.2	1.2	1.2	1.4	1.5	1.3	1.3	—	8%

Total	246.6	256.6	265.0	251.7	300.1	308.1	271.4	318.7	344.4	297.7	369.5	289.4	320.5	11%	30%

Daily Average Market Share Volume (in millions)
NYSE	1,675	1,538	1,543	1,635	1,662	1,883	1,378	1,324	1,630	1,320	1,927	1,514	1,727	14%	3%
Nasdaq	2,071	2,074	2,114	2,192	2,226	2,334	1,921	2,166	2,367	1,900	2,696	2,344	2,294	(2%)	11%

Total	3,746	3,612	3,657	3,827	3,888	4,217	3,299	3,490	3,997	3,220	4,623	3,858	4,021	4%	7%

Mutual Fund Net Buys (Sells) (7) (in millions of dollars)
Large Capitalization Stock	602.3	138.8	179.2	376.5	496.2	26.8	337.0	240.6	(327.5)	(130.3)	(721.5)	819.1	(69.3)
Small / Mid Capitalization Stock	370.1	408.9	247.1	247.5	155.3	(362.7)	(2.9)	(73.8)	(641.9)	(1,009.5)	(1,168.7)	(17.2)	(410.0)
International	539.5	1,046.0	874.2	719.5	994.6	235.7	663.1	842.2	(80.6)	262.5	(800.2)	283.1	(229.8)
Specialized	16.2	126.4	259.4	62.9	(5.8)	(289.1)	78.6	154.3	(191.3)	(132.1)	53.0	206.6	(230.2)
Hybrid	474.1	411.5	438.6	302.9	190.1	(47.4)	202.1	179.6	117.9	199.2	202.0	601.8	457.2
Taxable Bond	1,892.8	1,363.5	2,132.9	1,148.7	388.6	(1,908.9)	98.1	953.3	(379.4)	(585.3)	1,407.0	1,047.6	(845.3)
Tax-Free Bond	406.7	234.7	465.0	204.7	169.4	(267.4)	111.1	96.7	(152.1)	(519.1)	204.1	(31.6)	10.9
Money Market Funds	2,129.4	(1,747.2)	3,751.1	829.9	3,512.0	6,490.9	876.8	4,280.3	8,244.8	7,942.0	7,632.2	3,996.8	5,478.6

(1)	March 2007 includes inflows of $17.8 billion related to the acquisition of The 401(k) Company. August 2007 includes an inflow of $3.3 billion, related to a mutual fund clearing services client.

(2)	Effective May 2007, amount includes balances covered by 401(k) record keeping-only services, which totaled $5.2 billion at May 31, 2007, related to the March 2007 acquisition of The 401(k) Company.

(3)

Effective August 2007, amounts include the Company’s mutual fund clearing services business’ daily net settlements, with a corresponding change in net market gains (losses). All prior period amounts have been recast to reflect this change.

(4)	March 2007 includes 398,000 related to the acquisition of The 401(k) Company. Effective March 2007, amount also includes 100,000 related to Personal Choice Retirement participants at Schwab.

(5)	Includes all client trades that generate either commission revenue or revenue from principal markups (i.e., fixed income); also known as DART.

(6)	Includes eligible trades executed by clients who participate in one or more of the Company’s asset-based pricing relationships.

(7)	Represents the principal value of client mutual fund transactions handled by Schwab, including transactions in proprietary funds. Includes institutional funds available only to Investment Managers.